Exhibit 99.1

EXECUTION COPY

TENDER AND VOTING AGREEMENT

THIS TENDER AND VOTING AGREEMENT (this “Agreement”) dated as of March 12, 2012 is made by and among Asahi Kasei Corporation, a Japanese corporation (“Parent”), Asahi Kasei Holdings US, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“HoldCo”), Asclepius Subsidiary Corporation, a Massachusetts corporation and wholly-owned subsidiary of HoldCo (“Merger Sub”), and each shareholder listed on Annex I (each, a “Shareholder” and collectively, the “Shareholders”), each an owner of shares (the “Shares”) of common stock, par value $0.01 per share, of ZOLL Medical Corporation, a Massachusetts corporation (the “Company”).

WHEREAS, as of the date hereof, each Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of Shares set forth opposite such Shareholder’s name under the heading “Shares Beneficially Owned” on Annex I (all such directly owned Shares which are outstanding as of the date hereof and which may hereafter be acquired pursuant to acquisition by purchase, stock dividend, distribution, stock split, split-up, combination, merger, consolidation, reorganization, recapitalization, combination or similar transaction, being referred to herein as the “Subject Shares;” provided that “Subject Shares” shall not include Shares beneficially owned in the form of Company Stock Options or restricted stock to the extent such Shares and/or Company Stock Options remain unvested, restricted or unexercised, as the case may be, at any time Shares are to be tendered pursuant to Section 1.01; and

WHEREAS, as a condition to their willingness to enter into the Agreement and Plan of Merger (the “Merger Agreement”) dated as of the date hereof by and among Parent, HoldCo, Merger Sub and the Company, Parent, HoldCo and Merger Sub have requested that each Shareholder, and in order to induce Parent, HoldCo and Merger Sub to enter into the Merger Agreement, each Shareholder (only in such Shareholder’s capacity as a shareholder of the Company) has agreed to enter into this Agreement; and

WHEREAS, the Board of Directors of the Company has, prior to the execution of this Agreement, unanimously approved this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1

AGREEMENT TO TENDER

Section 1.01 Agreement to Tender. Each Shareholder shall duly tender, in the Offer, all of such Shareholder’s Subject Shares pursuant to and in accordance with the terms of the Offer, provided that the Offer price does not decrease. Promptly, but in any event no later than ten (10) Business Days after the commencement of the Offer (the “Tender Date”), each Shareholder shall (i) deliver to the depositary designated in the Offer (the “Depositary”) (A) a letter of transmittal with respect to such Shareholder’s Subject Shares complying with the terms of the Offer, (B) a certificate or certificates representing such Subject Shares or, in the case of a book-entry transfer of any uncertificated Subject Shares, an “agent’s message” (or such other evidence, if any, of transfer as the Depositary may reasonably request) and (C) all other documents or instruments required to be delivered pursuant to the terms of the Offer, and/or (ii) instruct such Shareholder’s broker or such other Person that is the holder of record of Shareholder’s Subject Shares to tender such Subject Shares pursuant to and in accordance with the terms of the Offer. If a Shareholder acquires Subject Shares after the Tender Date, including during any subsequent offer period should the Offer be extended, such Shareholder shall tender, or cause to be tendered, such Subject Shares into the Offer on or before the fifth (5th) Business Day prior to the expiration of the Offer or, if later, on or before the second (2nd) Business Day after such acquisition but in any event prior to the expiration of the Offer. Each Shareholder agrees that once such Shareholder’s Subject Shares are tendered pursuant to the terms hereof, such Shareholder will not withdraw any tender of such Subject Shares, unless and until (x) the Offer shall have been terminated or shall have expired, in each case, in accordance with the terms of the Merger Agreement, or (y) this Agreement shall have been terminated in accordance with Section 4.03 hereof.

Section 1.02 Voting of Subject Shares. At every meeting of the shareholders of the Company called for such purpose, and at every adjournment or postponement thereof, each Shareholder shall, or shall cause the holder of record on any applicable record date to, vote such Shareholder’s Subject Shares (to the extent that any of such Shareholder’s Subject Shares have not been purchased in the Offer and provided that the Offer price has not been decreased) (i) in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, (ii) against (A) any agreement or arrangement related to any Acquisition Proposal, (B) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its Subsidiaries, (C) any change in the business, management or Board of Directors of the Company (other than as directed by Parent, HoldCo or Merger Sub) and (D) any other action, proposal or agreement that would reasonably be expected to impede, interfere with, materially delay or postpone the Merger and the other transactions contemplated by the Merger Agreement, and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement, and such Shareholder shall execute any documents which are necessary or appropriate in order to effectuate the foregoing. Each Shareholder shall retain at all times the right to vote such Shareholder’s Subject Shares in such Shareholder’s sole discretion and without any other limitation on those matters other than those set forth in this Section 1.02. In the event that any meeting of the shareholders of the Company is held, such Shareholder shall, or shall cause the holder of record on any applicable record date to, appear at such meeting or otherwise cause such Shareholder’s Subject Shares (to the extent that any of such Shareholder’s Subject Shares are not purchased in the Offer and provided that the Offer price was not decreased) to be counted as present thereat for purposes of establishing a quorum.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

Section 2.01 Representations and Warranties of the Shareholders. Each Shareholder hereby severally but not jointly represents and warrants to Parent, HoldCo and Merger Sub as follows:

(a) Authorization; Validity of Agreement; Necessary Action. Such Shareholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. To the extent applicable, the execution and delivery of this Agreement and the consummation by the Shareholder of the transactions contemplated hereby have been duly authorized by all necessary action (corporate or otherwise) on the part of such Shareholder. This Agreement has been duly executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general equity principles). If such Shareholder is married and the Shares set forth on Annex I hereto constitute community property under Applicable Law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Shareholder’s spouse.

(b) Ownership. As of the date hereof, the number of Shares beneficially owned (as defined in Rule 13d-3 under the Exchange Act) by such Shareholder is set forth opposite such Shareholder’s name under the heading “Shares Beneficially Owned” on Annex I. Such Shareholder’s Subject Shares are, and (except as otherwise expressly permitted by this Agreement) any additional Shares and any options and warrants to purchase Shares, or any other securities of the Company convertible, exercisable or exchangeable into Shares that are acquired by the Shareholder after the date hereof and prior to the Effective Time will be, beneficially owned solely by the Shareholder. As of the date hereof, such Shareholder’s Subject Shares constitute all of the securities of the Company (other than Shares beneficially owned in the form of options to purchase Shares and restricted Shares outstanding as of the date hereof) held of record, beneficially owned by or for which voting power or disposition power is held or shared by the Shareholder. Such Shareholder has and (except as otherwise expressly permitted by this Agreement) will have at all times through the Effective Time sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article 1, Article 3, and Section 4.03 hereof, and sole right, power and authority to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Shareholder’s Subject Shares and with respect to all of such Shareholder’s Shares at all times through the Effective Time, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Except as set forth on Annex I hereto1, such Shareholder has good, valid and marketable title to such Shareholder’s Subject Shares, free and clear of all liabilities, claims, liens, options, proxies, changes, participations and encumbrances of any kind or character whatsoever (collectively, “Liens”), other than those arising under the securities laws or under the Company’s governance documents, and such Shareholder will have good, valid, and marketable title to all of such Shareholder’s Shares at all times through the Effective Time, free and clear of any Liens, other than those arising under the securities laws or under the Company’s governance documents. Such Shareholder further represents that any proxies heretofore given in respect of the Shares owned beneficially and of record by such Shareholder are revocable, and hereby revokes such proxies.

(c) No Violation. The execution and delivery of this Agreement by such Shareholder does not, and the performance by such Shareholder of its obligations under this Agreement will not, (i) assuming the filing of such reports as may be required under Sections 13(d) and 16 of the Exchange Act, which such Shareholder will file, conflict with or violate any Applicable Law to such Shareholder or by which any of such Shareholder’s assets or properties is bound or (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Lien on the properties or assets of such Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or any of such Shareholder’s assets or properties is bound, except for any of the foregoing in (i) or (ii) above as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Shareholder to perform such Shareholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis. The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder will not, require any consent, approval, authorization or permit of, or filing with or notification to any (x) Governmental Authority, except for filings that may be required under the Exchange Act and the HSR Act or (y) third party (including with respect to individuals, any spouse, and with respect to trusts, any co-trustee or beneficiary), except, in the case of (x) or (y) above, as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Shareholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(d) Information. None of the information relating to such Shareholder provided by or on behalf of such Shareholder in writing for inclusion in the Offer Documents, the Schedule 14D-9 or the Proxy Statement will, at the respective times such documents are filed with the SEC or are first published, sent or given to shareholders of the Company, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) Absence of Litigation. As of the date hereof, there is no suit, action, investigation or proceeding pending or, to the knowledge of such Shareholder, threatened against such Shareholder before or by any Governmental Authority that would impair the ability of such Shareholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(f) No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder, other than ordinary and customary fees related to brokerage or similar accounts.

Section 2.02 Representations and Warranties of Parent, HoldCo and Merger Sub. Each of Parent, HoldCo and Merger Sub, jointly and severally, hereby represents and warrants to each Shareholder as follows:

(a) Authorization; Validity of Agreement; Necessary Action. Each of Parent, HoldCo and Merger Sub is an entity duly organized, validly existing and, when applicable, in good standing under the laws of the state wherein it is formed. Each of Parent, HoldCo and Merger Sub has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by Parent, HoldCo and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent, HoldCo and Merger Sub. This Agreement has been duly executed and delivered by Parent, HoldCo and Merger Sub and constitutes a valid and binding obligation of each of them, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general equity principles).

(b) No Conflicts. The execution and delivery of this Agreement by Parent, HoldCo and Merger Sub does not, and the performance by each of them of its obligations under this Agreement will not, (i) conflict with or violate any Applicable Law applicable to Parent, HoldCo and Merger Sub or by which any of their assets or properties is bound or (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Lien on the properties or assets of Parent, HoldCo or Merger Sub pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent, HoldCo or Merger Sub is a party or by which Parent, HoldCo or Merger Sub or any of their respective assets or properties is bound, except for any of the foregoing in (i) or (ii) above as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of Parent, HoldCo and Merger Sub to perform their obligations hereunder or to consummate the transactions contemplated hereby on a timely basis. The execution and delivery of this Agreement by Parent, HoldCo and Merger Sub does not, and the performance of this Agreement by Parent, HoldCo and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to any (x) Governmental Authority, except for filings that may be required under the Exchange Act and the HSR Act or (y) third party, except, in the case of (x) or (y) above, as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of Parent, HoldCo and Merger Sub to perform their obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

ARTICLE 3

OTHER COVENANTS

Section 3.01(a) No Transfers. Each Shareholder hereby agrees, while this Agreement is in effect, and except as expressly contemplated hereby, not to, directly or indirectly (i) grant any proxy or power-of-attorney or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or (ii) sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of (including by operation of law, other than by death of any person) (collectively, a “Transfer”) or enter into any contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Subject Shares other securities of the Company owned beneficially or of record as of the date hereof, any additional Shares and other securities of the Company acquired beneficially or of record by the Shareholder after the date hereof, or any interest therein; provided that this Agreement shall not restrict Transfers to any members of such Shareholder’s immediate family, a family trust of such Shareholder or a charitable institution, but only if in each case prior to the effectiveness of the Transfer, the permitted transferee of such Shares agrees in writing with Parent, HoldCo and Merger Sub to be bound by the terms hereof (or an agreement that is substantively identical to this Agreement). Such Shareholder shall not take any of the actions that the Company is prohibited from taking under Section 6.01 of the Merger Agreement.

(b) No Groups. Each Shareholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as that term is used in Section 13(d) of the Exchange Act) that it is not currently a part of and that has been disclosed in a filing on Schedule 13D prior to the date hereof (other than as a result of entering into this Agreement) with respect to any Shares, warrants or any other voting securities of the Company for the purpose of opposing or competing with the transactions contemplated by the Merger Agreement.

Section 3.02 Changes to Shares. In case of a stock dividend or distribution, or any change in Shares by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction. Each Shareholder agrees, while this Agreement is in effect, to notify Parent promptly in writing of the number of any additional Shares or other securities of the Company acquired by such Shareholder, if any, after the date hereof.

Section 3.03 No Inconsistent Arrangements. Each Shareholder agrees, while this Agreement is in effect, (i) not to take, agree or commit to take any action that would reasonably be expected to make any representation or warranty of such Shareholder contained in this Agreement inaccurate in any respect as of any time during the term of this Agreement or (ii) to take all reasonable action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

Section 3.04 Appraisal Rights. Such Shareholder hereby waives, and agrees not to exercise or assert, if applicable, any appraisal, dissent or similar rights in any appraisal proceeding under Part13 of the MBCA in connection with the Merger and to take all actions necessary to opt out of any class in any action with respect to, any claim, derivative or otherwise, against the Company or any of its subsidiaries (or any of their respective successors) relating to the negotiation, execution and delivery of this Agreement or the Merger Agreement or the consummation of the Merger or any of the other transactions contemplated hereby or thereby.

Section 3.05 Non-Solicitation. Between the date hereof and such time as this Agreement shall have been terminated in accordance with Section 4.03 hereof, each Shareholder shall not and shall not authorize or permit its representatives to directly or indirectly take any action that the Company is prohibited from taking pursuant to Section 6.02 or Section 6.03 of the Merger Agreement.

ARTICLE 4

MISCELLANEOUS

Section 4.01 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered to Parent, HoldCo and Merger Sub in accordance with Section 9.01 of the Merger Agreement and to each Shareholder at its address set forth below such Shareholder’s signature hereto (or at such other address for a party as shall be specified by like notice).

Section 4.02 Further Assurances. Each Shareholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent, HoldCo or Merger Sub may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

Section 4.03 Termination. This Agreement shall terminate upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms (ii) the Effective Time, (iii) upon reduction of the Offer Price, or (iv) upon mutual written agreement of the parties to terminate this Agreement. In the event of a termination of this Agreement pursuant to this Section 4.03, this Agreement shall become void and of no effect with no liability on the part of any party hereto; provided that the provisions of Article 4, but excluding Section 4.02, shall survive the termination of this Agreement, and no such termination shall relieve any party hereto from any liability for any willful and material breach of this Agreement occurring prior to such termination.

Section 4.04 Amendments and Waivers.

(a) The parties hereto may modify or amend this Agreement by written agreement executed and delivered by duly authorized officers of the respective parties.

(b) Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party expressly granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

Section 4.05 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated by this Agreement or the Merger Agreement are consummated.

Section 4.06 Binding Effect; Benefit; Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

Section 4.07 Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of laws provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the Applicable Laws of any jurisdiction other than the Commonwealth of Massachusetts.

Section 4.08 Jurisdiction. Each of the parties hereto hereby (a) expressly and irrevocably submits to the exclusive personal jurisdiction of the Delaware Court of Chancery, any other court of the State of Delaware and any Federal court sitting in the State of Delaware in the event any dispute arises out of this Agreement, (b) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that such party will not bring any action relating to this Agreement in any court other than the Delaware Court of Chancery located in Wilmington, any other court of the State of Delaware or any Federal court sitting in the State of Delaware and (d) agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Delaware Court of Chancery, any other court of the State of Delaware and any Federal court sitting in the State of Delaware. Each of Parent, HoldCo and Merger Sub and each Shareholder agree that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

Section 4.09 Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 4.08 hereof in any such action or proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to such party’s address as specified in or pursuant to Section 4.01 hereof. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

Section 4.10 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR DISPUTE THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION.

Section 4.11 No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company’s articles of organization and bylaws, and for purposes of the Company Rights Agreement, the transactions contemplated by the Merger Agreement and this Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

Section 4.12 Entire Agreement; Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 4.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 4.14 Specific Performance. Each of the parties hereto acknowledges and agrees that, in the event of any breach of this Agreement, each nonbreaching party would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto (a) will waive, in any action for specific performance, the defense of adequacy of a remedy at law and (b) shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to compel specific performance of this Agreement in any action instituted in accordance with Section 4.08 hereof.

Section 4.15 Shareholder Capacity. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or shall require any Shareholder to attempt to) affect or limit any Shareholder who is a director or officer of the Company from acting in such capacity (it being understood that this Agreement shall apply to each Shareholder solely in each Shareholder’s capacity as a shareholder of the Company).

Section 4.16 Shareholder Obligations Several and Not Joint. The obligations of each Shareholder hereunder shall be several and not joint and no Shareholder shall be liable for any breach of the terms of this Agreement by any other Shareholder.

Section 4.17 Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 4.18 Interpretation. Any reference to any national, state, local or foreign Applicable Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

Section 4.19 No Presumption. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

Section 4.20 Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ASAHI KASEI CORPORATION

By:
Name:
Title:

ASAHI KASEI HOLDINGS US, INC.

By:
Name:
Title:

ASCLEPIUS SUBSIDIARY CORPORATION

By:
Name:
Title:

Signature page to Tender and Voting Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[SHAREHOLDER]

By:
Name:
Title:

Notice Address:

Signature page to Tender and Voting Agreement

ANNEX I

Shareholder	Shares Beneficially Owned	Subject Shares Outstanding as of the date of this Agreement

SCHEDULE OF SIGNATORIES

Asahi Kasei Corporation

Asahi Kasei Holdings US, Inc.

Asclepius Subsidiary Corporation

Each of:

Richard A. Packer

Robert J. Halliday

James W. Biondi

Lewis H. Rosenblum

Benson F. Smith

John J. Wallace

Judith C. Pelham

A. Ernest Whiton

Jonathan A. Rennert